Exhibit 99.1

Report of Independent Auditors

INDEPENDENT AUDITOR’S REPORT

To the board of directors and shareholders of Exony Limited

Report on the Financial Statements

We have audited the accompanying financial statements of Exony Limited which comprise the consolidated balance sheets as of September 30, 2013 and 2012, and the related consolidated statements of profit and loss, consolidated statement of total recognised gains and losses and cash flows for the years then ended and the related consolidated notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Management is also responsible for the preparation of the UK to US GAAP note to the financial statements.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America (US GAAS). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Exony Limited as of September 30, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United Kingdom.

Other matters

Accounting principles generally accepted in the United Kingdom vary in certain important respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in the United States Generally Accepted Accounting Principles section in note 24 to the financial statements.

Baker Tilly UK Audit LLP, Statutory Auditor

Reading, United Kingdom

October 14, 2014

EXONY LIMITED AND SUBSIDIARY COMPANY

CONSOLIDATED PROFIT AND LOSS ACCOUNTS

FOR THE YEARS ENDED 30 SEPTEMBER 2012 AND 2013

		2013	2012
			(restated)
	Note	£	£
Group turnover	2	9,553,834	8,511,887
Cost of sales		(3,621,757)	(3,184,620)
Gross profit		5,932,077	5,327,267
Administrative expenses		(5,001,010)	(4,865,308)
Operating profit	3	931,067	461,959
Interest receivable		2,285	2,149
Interest payable and similar charges	6	(35)	(80)
Profit on ordinary activities before taxation		933,317	464,028
Tax on profit on ordinary activities	7	(64,523)	78,305
Profit for the financial year	8	868,794	542,333

All of the activities of the group are classed as continuing.

The company has taken advantage of section 408 of the Companies Act 2006 not to publish its own Profit and Loss Account.

The notes on pages 6 to 17 form part of these financial statements.

EXONY LIMITED

CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS & LOSSES

FOR THE YEARS ENDED 30 SEPTEMBER 2012 AND 2013

	Note	2013 £	2012 £ (restated)
Profit for the financial year		868,794	542,333
Exchange differences arising on consolidation of foreign subsidiary		(2,322)	(2,287)
Total recognised gains and losses relating to the period		866,472	540,046
Prior year adjustment	1	93,933	-
Total gains and losses recognised since the last annual report		960,405	540,046

The notes on pages 6 to 17 form part of these financial statements.

EXONY LIMITED

CONSOLIDATED BALANCE SHEETS

AT 30 SEPTEMBER 2012 AND 2013

		2013		2012
				(restated)
	Note	£	£	£	£
Fixed assets
Tangible assets	9		54,660		49,137
Current assets
Debtors	10	2,912,702		2,715,817
Cash at bank		3,870,219		2,693,566
		6,782,921		5,409,383
Creditors: Amounts falling due within one year	12	(3,403,476)		(3,141,186)
Net current assets			3,379,445		2,268,197
Total assets less current liabilities			3,434,105		2,317,334
Creditors: Amounts falling due after more than one year	13		(535,357)		(285,058)
			2,898,748		2,032,276
Capital and reserves
Called-up share capital	18		5,049		5,049
Profit and loss account	19		2,893,699		2,027,227
Shareholders’ funds	20		2,898,748		2,032,276

The notes on pages 6 to 17 form part of these financial statements.

EXONY LIMITED

CONSOLIDATED CASH FLOW STATEMENTS

FOR THE YEARS ENDED 30 SEPTEMBER 2012 AND 2013

		2013		2012
				(restated)
	Note	£	£	£	£
Net cash inflow from operating activities	21		1,315,449		643,514
Returns on investments and Servicing of finance
Interest received		2,285		2,149
Interest paid		(35)		(80)
Net cash inflow from returns on investments and servicing of finance			2,250		2,069
Taxation			(78,923)		(32,995)
Capital expenditure
Payments to acquire tangible fixed assets		(55,817)		(50,770)
Receipts from sale of fixed assets		-		703
Net cash outflow from capital expenditure			(55,817)		(50,067)
Increase in cash	21		1,182,959		562,521

The accompanying notes are an integral part of these financial statements.

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1.	Accounting policies

Basis of accounting

The financial statements have been prepared under the historical cost convention, and in accordance with applicable accounting standards. No material uncertainties that may cast significant doubt on the ability of the company to continue to operate as a going concern have been identified by the directors and therefore the accounts have been prepared on a going concern basis.

Basis of consolidation

The consolidated financial statements incorporate the financial statements of the company and all group undertakings. These are adjusted, where appropriate, to conform to group accounting policies. As a consolidated profit and loss account is published, a separate profit and loss account for the parent company is omitted from the group financial statements by virtue of section 408 of the Companies Act 2006.

Prior year adjustment for change in accounting policies

In preparing the financial statements for the current year, the company has adopted FRS 20 ‘Share Based Payments’. FRS 20 ‘Share Based Payments’ requires the recognition of equity -settled share-based payments at fair value at the date of the grant at each balance sheet date. The standard has been applied retrospectively to all grants of equity instruments after 7 November 2002 that were unvested at 1 September 2011.

As this is a change in accounting policy this has been accounted for as a prior year adjustment. For the year ended 30 September 2012, this has resulted in a charge to the profit and loss account of £185,938. There was no impact to prior years as the options previously granted had fully vested.

A deferred tax asset in respect of the share options of £36,277 has been recognised as at 30 September 2012 and a national insurance accrual of £12,420.

Additional adjustments to reduce accruals by £70,076 due to the benefit of hindsight as at October 2014 have been made to the September 30, 2012 accounts.

The net impact on the prior year result was to reduce profits by £108,260 and increase net assets by £93,933.

Turnover

Turnover represents amounts receivable for goods and services net of VAT and trade discounts. The directors continue to believe that US GAAP provides the best and most prudent guidance for software revenue recognition. The relevant guidance for this is followed where it does not conflict with the principles in FRS 5, Application note G.

The company generates the following types of revenue:

Licence Fees: Licence fees are earned under software licence agreements to end users and resellers. Revenues from licences to end users are recognised upon shipment of the software if persuasive evidence of an arrangement exists, collection of the resulting receivables is reasonably assured, the fee is fixed and determinable, there are no significant post-delivery obligations and vendor-specific objective evidence (or fair value) for all elements exists. If an acceptance period is required, licence revenues are recognised upon the earlier of customer acceptance or the expiration of the acceptance period. Where implementation work is deemed essential to functionality, licence revenue is recognised over the period the services are delivered on a contract accounting basis.

Service Fees: Service revenue is recognised as the work is performed. Income from maintenance agreements is recognised on a straight line basis, over the period to which the agreement relates.

Tangible fixed assets

Tangible fixed assets are stated at cost, being the purchase price less accumulated depreciation.

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1.	Accounting policies (continued)

Depreciation

Depreciation is calculated so as to write off the cost of an asset, net of anticipated disposal proceeds, over the useful economic life of that asset as follows:

Leasehold Property	-	Over the life of the lease
Plant & Machinery	-	Over 2 years on a straight line basis
Fixtures & Fittings	-	Over 2 years on a straight line basis

Operating lease agreements

Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits on a straight line basis over the period of the lease.

Pension costs

The company operates a defined contribution pension scheme and the pension charge represents the amounts payable by the company to the fund in respect of the year. The assets of the scheme are held separately from those of the company in an independently administered fund.

Deferred taxation

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date, where transactions or events that result in an obligation to pay more or a right to pay less tax in the future, or a right to receive repayments of tax.

Deferred tax assets are recognised only to the extent that the directors consider it more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted. Deferred tax assets and liabilities recognised have not been discounted.

Share-based payments

In accordance with FRS 20 “Share-based payment”, the company reflects the economic cost of awarding share options to employees by recording an expense in respect of the services received from employees in the profit and loss account at an amount equal to the fair value of the awarded options. All share-based payments are equity settled.

Fair value is measured using the Black-Scholes option pricing model taking into account the following inputs:

- the exercise price of the option;

- the life of the option;

- the market price on the date of the grant of the option;

- the expected volatility of the share price;

- the dividends expected on the shares; and

- the risk free interest rate for the life of the option.

The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions and behavioural considerations.

The expense is spread over the period in which the services are received by the company (“the vesting period”). An assessment of the number of share options which are expected to vest is made at the end of each reporting period and any adjustments to the expected charge relating to those share options are made in the current period.

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1.	Accounting policies (continued)

Share-based payments (continued)

Options granted to employees of subsidiary companies are issued by the ultimate parent company and no consideration is given. Therefore the benefit to the subsidiary is treated as a capital contribution and added to the cost of the investment in the subsidiary.

Financial instruments

Financial instruments are classified and accounted for, according to the substance of the contractual arrangement, as either financial assets, financial liabilities or equity instruments. An equity instrument is any contract that evidences a residual interest in the assets of the group after deducting all of its liabilities.

Investments

Investments are stated at cost less any provision for diminution in value.

Research and development

Expenditure in respect of research and development is written off in the period in which it is incurred.

Foreign currencies

Foreign currency transactions are initially recorded at the exchange rate ruling at the date of the transaction. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at exchange rates ruling at the balance sheet date of monetary assets and liabilities denominated in foreign currencies are recognised in the profit and loss account within operating profit. Where there are related or matching forward contracts in respect of trading transactions, the rates of exchange specified in those contracts will be used.

Items included in the financial statements of the subsidiary are measured using the currency of the primary economic environment in which the entity operates (the functional currency). The profit and loss statement of the non-sterling denominated subsidiary is translated to sterling (the Group’s presentation currency) at average rates of exchange in each period. Assets and liabilities of the undertaking are translated at rates of exchange ruling at the balance sheet date. The differences between retained profits and losses translated at average and closing rates are taken to reserves, as are differences arising on the retranslation to sterling of non-sterling denominated Group entity net assets at the beginning of the year.

2.	Turnover

The turnover and profit before tax are attributable to the one principal activity of the group.

An analysis of turnover is given below:

	2013	2012
	£	£
United Kingdom	752,440	766,070
Overseas	8,801,394	7,745,817
	9,553,834	8,511,887

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

3.	Operating profit

Operating profit is stated after charging:

	2013	2012
	£	£
Operating lease costs	92,000	94,000
Depreciation of owned fixed assets	48,738	35,094
Loss on disposal of fixed assets	1,566	744
Research and development expenditure	862,093	600,775
Auditor’s remuneration – audit of group financial statements	19,600	19,300
Auditor’s remuneration – other fees
Taxation services	17,700	29,350
Payroll services	2,650	2,650
4.	Particulars of employees

The average number of staff employed by the group during the financial year amounted to:

	2013	2012
	No	No
Sales, marketing and technical	59	51
Administrative and finance	7	7
	66	58

The aggregate payroll costs of the above were:

	2013	2012
		(restated)
	£	£
Wages and salaries	4,658,382	4,305,523
Social security costs	435,352	366,131
Other pension costs	353,286	223,555
Equity-settled share-based payments	–	185,938
	5,447,020	5,081,147
5.	Directors’ remuneration

The directors’ aggregate remuneration in respect of qualifying services were:

	2013	2012
	£	£
Remuneration receivable	568,531	474,116
Value of company pension contributions to money purchase schemes	86,934	61,609
	655,465	535,725

Remuneration of highest paid director

	2013	2012
	£	£
Remuneration receivable	224,663	191,719
Value of company pension contributions to money purchase schemes	11,428	6,360
	236,091	198,079

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

5.	Directors’ remuneration (continued)

No directors exercised share options during the current or preceding year.

The number of directors accruing benefits under company pension schemes was as follows:

	2013	2012
	No	No
Money purchase schemes	4	3
6.	Interest payable and similar charges

	2013	2012
	£	£
Bank interest payable	35	80
7.	Taxation on ordinary activities

(a) Analysis of charge / (credit) in the year

	2013		2012
	£	£	£	£
UK taxation				(restated)
In respect of the year:
UK Corporation tax		-		-
(Over)/under provision in prior year		-		4,540
		-		4,540
Foreign tax
Current tax on income for the year	48,538		52,505
Adjustments in respect of prior periods	-		4,672
		48,538		57,177
		48,538		61,717
Deferred tax:
Origination and reversal of timing differences	15,985		(140,022)
Total deferred tax (note 11)		15,985		(140,022)
Tax charge/(credit) on ordinary activities		64,523		(78,305)

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

7.	Taxation on ordinary activities (continued)

(b) Factors affecting current tax charge

The tax assessed on the profit on ordinary activities for the year is lower than the standard rate of corporation tax in the UK of 23.5% (2012 - 25.00%).

The company has estimated losses of £990,000 (2012 - £1,380,000) available for carry forward against future trading profits. A deferred tax asset of £228,000 (2012 - £260,000) has been recognised in respect of these losses based on a reasonable expectation of future taxable profits.

	2013	2012 (restated)
	£	£
Profit on ordinary activities before taxation	933,317	464,028
Profit on ordinary activities by rate of tax	218,801	115,490
Effects of:
Expenses not deductible for tax purposes	14,885	15,809
Capital allowances for period in excess of depreciation	(3,218)	(1,366)
Utilisation of tax losses	(99,432)	(111,658)
R&D tax credit	(89,261)	(28,216)
Share based payment adjustment	-	46,484
Foreign tax at higher rate	6,763	15,962
Adjustments to tax charge in respect of previous periods	-	9,212
Total current tax (note 7(a))	48,538	61,717
8.	Profit attributable to members of the parent company

The profit dealt with in the financial statements of the parent company was £824,769 (2012 - £480,340).

9.	Tangible fixed assets

	Leasehold Property	Office equipment	Fixtures & Fittings	Total
	£	£	£	£
Cost
At 30 September 2012	30,839	219,603	51,803	302,245
Additions	-	50,248	5,569	55,817
Disposals	-	(103,799)	-	(103,799)
Foreign exchange	-	(767)	-	(767)
At 30 September 2013	30,839	165,285	57,372	253,496
Depreciation
At 30 September 2012	30,839	176,355	45,914	253,108
Charge for the year	-	44,824	3,914	48,738
On disposals	-	(102,234)	-	(102,234)
Foreign exchange	-	(776)	-	(776)
At 30 September 2013	30,839	118,169	49,828	198,836
Net book value
At 30 September 2013	-	47,116	7,544	54,660
At 30 September 2012	-	43,248	5,889	49,137

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

10.	Debtors

	2013	2012 (restated)
	£	£
Trade debtors	2,073,746	1,918,175
VAT recoverable	46,648	43,761
Deferred taxation (note 11)	280,292	296,277
Prepayments and accrued income	512,016	457,604
	2,912,702	2,715,817
11.	Deferred taxation

The movement in the deferred taxation asset during the year was:

	2013	2012 (restated)
	£	£
Asset brought forward	296,277	156,255
Increase/(decrease) in asset	(15,985)	140,022
Asset carried forward	280,292	296,277

The group’s asset for deferred taxation consists of the tax effect of timing differences in respect of:

	2013		2012
	Provided	Unprovided	Provided (restated)	Unprovided
	£	£	£	£
Tax losses available	228,000	-	260,000	-
Share based payments	52,292	-	36,277	-
	280,292	-	296,277	-
12.	Creditors: Amounts falling due within one year

	2013	2012 (restated)
	£	£
Trade creditors	306,445	317,525
Corporation tax	7,865	40,722
PAYE and social security	78,561	71,087
Other taxation	61,794	44,277
Other creditors	469,807	488,516
Accruals and deferred income	2,479,004	2,179,059
	3,403,476	3,141,186

Included within other creditors is £433,664 (2012 - £309,563) secured on a trade debtor totalling £433,664 (2012 - £386,615).

13.	Creditors: Amounts falling due after more than one year

	2013	2012
	£	£
Accruals and deferred income	535,357	285,058

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

14.	Pensions

The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The pension cost charge represents contributions payable by the group to the fund and in the year amounted to £353,286 (2012 - £223,555). Included within other creditors is a total of £29,913 (2012 - £22,047) relating to unpaid pension contributions.

15.	Share-based payments

The group has a share option scheme for all employees (including directors). Options are exercisable at a price agreed when the options are issued. The vesting period is usually over 1 to 3 years however, the share options may not be exercised after the option holder no longer holds employment with any member of the Group or has given or received notice of termination of their employment with any member of the group, except in some circumstances as documented in the share option agreement.

If the options remain unexercised after a period of 10 years from the date of grant, the options expire.

Details of the share options and the weighted average exercise price (WAEP) outstanding during the period are as follows:

	2013	2013	2012	2012
	No	WAEP (£)	No	WAEP (£)
Outstanding at beginning of period	1,933,431	0.09	1,794,031	0.09
Granted in period	39,629	0.07	991,910	0.05
Lapsed during period	(55,196)	0.26	(852,510)	0.18
Outstanding at the end of the period	1,917,864	0.08	1,933,431	0.09
Exercisable at the end of the period	1,804,400	0.09	1,792,696	0.09

No options were exercised during the year.

For options outstanding at the end of the year the range of exercise prices and remaining contractual life are as follows:-

Expiry Date	Exercise Price	2013	2012
	£	No	No
Up to 30 September 2015	0.34	56,799	94,995
September 2015 – September 2023	0.15	503,728	499,228
September 2018 – September 2023	0.05	1,357,338	1,339,208

The group recognised total expenses of £Nil (2012 - £185,938) related to equity-settled share-based payment transactions during the year.

The company determined the expected life of stock options based on the assumption that the options will not be exercised until the company is sold. The risk free interest rate was based on the UK treasury yield curve as at the year end. Expected volatility is determined using weighted average implied market volatility combined with historical volatility. The company believes that a blend of historical volatility and implied volatility better reflects future market conditions and better indicates expected volatility than purely historical volatility.

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

15.	Share-based payments (continued)

The fair values for grants under the equity settled scheme were calculated using the Black Scholes Model. The inputs into the model were as follows:

	2013	2012
Expected volatility - %	10.00	10.00
Expected life - years	3.00	3.00
Weighted average share price	0.23	0.23
Weighted average exercise price	0.07	0.07
Risk free rate - %	3.00	3.00

As at 30 September 2013 and 30 September 2012, the Company had warrants outstanding over a maximum value of £162,500 preferred ordinary shares based on the strike price at exercise date. The warrants are exercisable by 28th April 2016 at a subscribed price and methodology that will be determined by certain variable factors at exercise.

16.	Commitments under operating leases

The group had annual commitments under non-cancellable operating leases as set out below.

	2013		2012
	Land and buildings	Other items	Land and buildings	Other items
	£	£	£	£
Operating leases which expire:
Within 1 year	37,142	240	-	757
Within 2 to 5 years	-	-	94,274	-
	37,142	240	94,274	757
17.	Related party transactions

The group has taken advantage of FRS8 to not disclose any transactions or balances between group companies that have been eliminated on consolidation.

Mr David Carratt is a director of both Exony Limited and Vie Carratt Limited. During the year marketing services to the value of £8,000 had been provided by Vie Carratt Limited of which £7,680 (inclusive of VAT) was outstanding as at 30 September 2013.

18.	Share capital

Allotted and called up:

	2013		2012
	No	£	No	£
Ordinary shares of £0.001 each	4,090,268	4,090	4,090,268	4,090
Deferred Ordinary shares of £0.0001 each	3,177,936	318	3,177,936	318
Preferred Ordinary shares of £0.0001 each	6,405,272	641	6,405,272	641
	13,673,476	5,049	13,673,476	5,049

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

18.	Share capital (continued)

The ordinary and preferred ordinary shares rank pari-passu except for on liquidation or listing of the business. On listing the preferred ordinary shares shall either receive a dividend of £4,250,000 or are entitled to be issued or subscribe for shares by way of a bonus capitalisation or par offering to increase their shareholding at the placing price to £4,250,000. Thereafter the balance is paid pro-rata and pari-passu with the equity shares as if they were one class of shares.

Ordinary and preferred shareholders are entitled to receive notice of, to attend and to vote at general meetings of the company.

The deferred shares do not entitle their holders to any dividend, to receive notice or attend or speak at general meetings of the company nor to vote at such meetings.

19.	Reserves

Profit and loss account:

	2013 £	2012 £
Balance brought forward as previously stated	1,933,294	1,284,988
Prior year adjustment	93,933	-
Balance brought forward as restated	2,027,227	1,284,988
Profit for the year as previously stated	868,794	650,593
Exchange differences arising on consolidation of foreign subsidiary	(2,322)	(2,287)
Balance carried forward	2,893,699	1,933,294
Profit as previously stated		650,593
Prior year adjustment (note 1)		(108,260)
Profit as restated		542,333
20.	Reconciliation of movements in shareholders’ funds

	2013	2012 As restated
	£	£
Profit for the financial year	868,794	542,333
Exchange differences arising on consolidation of foreign subsidiary	(2,322)	(2,287)
Share option reserve	–	185,938
Net addition to shareholders’ funds	866,472	725,984
Opening shareholders’ funds as previously stated (originally £1,938,343 before prior year adjustment of £93,933)	2,032,276	1,306,292
Closing shareholders’ funds	2,898,748	2,032,276

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

21.	Notes to the cash flow statement

Reconciliation of operating profit to net cash

Inflow from operating activities

	2013	2012 (restated)
	£	£
Operating profit	931,067	461,959
Depreciation	48,738	35,094
Loss on disposal of fixed assets	1,566	744
Increase in debtors	(214,041)	(850,577)
Increase in creditors	551,198	807,683
Foreign exchange	(3,079)	2,673
Equity-settled share-based payments	–	185,938
Net cash inflow from operating activities	1,315,449	643,514

Reconciliation of net cash flow to movement in net funds

	2013	2012
	£	£
Increase in cash in the period	1,182,959	562,521
Foreign exchange	(6,306)	(4,775)
Movement in net funds in the period	1,176,653	557,746
Net funds brought forward	2,693,566	2,135,820
Net funds carried forward	3,870,219	2,693,566

Analysis of changes in net funds

	At October 1st 2012	Cashflow	Non Cash Movements	At September 30th 2013
	£	£	£	£
Cash at bank and in hand	2,693,566	1,182,959	(6,306)	3,870,219

Non cash changes represent translation differences on consolidation of the overseas subsidiary bank accounts.

22.	Ultimate controlling party

The directors do not consider there to be an ultimate controlling party.

23.	Post balance sheet events

On 30th July, 2014, Exony Limited and eGain Corporation entered into a definitive Share Purchase Agreement for eGain Corporation to acquire all the outstanding share capital of Exony for USD$16.1million with $8.05 million in eGain shares and $8.05 million in cash. The Agreement completed on 6th August 2014 and the purchase price will be subject to adjustment based on Exony’s working capital at completion.

EXONY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

24.	UK to US GAAP reconciliation

Exony prepares its financial statements in accordance with accounting principles generally accepted in the United Kingdom (‘UK GAAP’), which differs in certain respects from accounting principles generally accepted in the United States of America (‘US GAAP’). Reconciliations of profit before and after tax for the financial years and shareholders’ funds ( or shareholders’ equity) as reported in the Consolidated financial statements under UK GAAP and those under US GAAP are set out below.

	2013	2012
	£	£
Profit before tax under UK GAAP	933,317	464,028
Tax on profit on ordinary activities: (note 1)	(17,913)	42,730
UK GAAP tax (charge) / credit	(64,523)	78,305
Profit after tax under US GAAP	850,881	585,063
Shareholders’ funds under UK GAAP	2,898,748	2,032,276
Debtors deferred tax: (note 1)	24,817	42,730
Shareholders’ funds under US GAAP	2,923,565	2,075,006

Note 1 : Under UK GAAP a deferred tax asset relating to share based compensation is based on the lower of the charge in the profit and loss account or the gain at the period end. Under US GAAP the deferred tax asset is based on the charge to the profit and loss account.